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                                   ADEXA, INC.

                            2000 STOCK INCENTIVE PLAN

                     (AS ADOPTED EFFECTIVE August 24, 2000)


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                                TABLE OF CONTENTS
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                                                                            Page
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ARTICLE 1.  INTRODUCTION.....................................................1

ARTICLE 2.  ADMINISTRATION...................................................1
         2.1  Committee Composition..........................................1
         2.2  Committee Responsibilities.....................................1
         2.3  Committee for Non-Officer Grants...............................1

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS......................................2
         3.1  Basic Limitation...............................................2
         3.2  Annual Increase in Shares......................................2
         3.3  Additional Shares..............................................2

ARTICLE 4.  ELIGIBILITY......................................................2
         4.1  Nonstatutory Stock Options and Restricted Shares...............2
         4.2  Incentive Stock Options........................................2

ARTICLE 5.  OPTIONS..........................................................3
         5.1  Stock Option Agreement.........................................3
         5.2  Number of Shares...............................................3
         5.3  Exercise Price.................................................3
         5.4  Exercisability and Term........................................3
         5.5  Effect of Change in Control....................................3
         5.6  Modification or Assumption of Options..........................3
         5.7  Buyout Provisions..............................................4

ARTICLE 6.  PAYMENT FOR OPTION SHARES........................................4
         6.1  General Rule...................................................4
         6.2  Surrender of Stock.............................................4
         6.3  Exercise/Sale..................................................4
         6.4  Exercise/Pledge................................................4
         6.5  Promissory Note................................................4
         6.6  Other Forms of Payment.........................................5

ARTICLE 7.  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.....................5
         7.1  Initial Grants.................................................5
         7.2  Annual Grants..................................................5
         7.3  Accelerated Exercisability.....................................5
         7.4  Exercise Price.................................................5
         7.5  Term...........................................................6
         7.6  Affiliates of Outside Directors................................6


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ARTICLE 8.  RESTRICTED SHARES................................................6
         8.1  Restricted Stock Agreement.....................................6
         8.2  Payment for Awards.............................................6
         7.3  Vesting Conditions.............................................6
         8.4  Voting and Dividend Rights.....................................6

ARTICLE 9.  PROTECTION AGAINST DILUTION......................................7
         9.1  Adjustments....................................................7
         9.2  Dissolution or Liquidation.....................................7
         9.3  Reorganizations................................................7

ARTICLE 10.  DEFERRAL OF DELIVERY OF SHARES..................................7

ARTICLE 11.  AWARDS UNDER OTHER PLANS........................................8

ARTICLE 12.  LIMITATION ON RIGHTS............................................8
         12.1  Retention Rights..............................................8
         12.2  Stockholders' Rights..........................................8
         12.3  Regulatory Requirements.......................................8

ARTICLE 13.  WITHHOLDING TAXES...............................................8
         13.1  General.......................................................8
         13.2  Share Withholding.............................................9

ARTICLE 14.  LIMITATION ON PAYMENTS..........................................9
         14.1  Scope of Limitation...........................................9
         14.2  Basic Rule....................................................9
         14.3  Reduction of Payments.........................................9
         14.4  Overpayments and Underpayments...............................10
         14.5  Related Corporations.........................................10

ARTICLE 15.  FUTURE OF THE PLAN.............................................10
         15.1  Term of the Plan.............................................10
         15.2  Amendment or Termination.....................................10

ARTICLE 16.  DEFINITIONS....................................................11

ARTICLE 17.  EXECUTION......................................................14
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                                   ADEXA, INC.

                            2000 STOCK INCENTIVE PLAN

         ARTICLE 1.  INTRODUCTION.

                  The Board adopted the Plan effective as of the date of the Company's initial public offering. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and
(c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

                  The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

         ARTICLE 2.  ADMINISTRATION.

                  2.1 COMMITTEE COMPOSITION. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

                           (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                           (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

                  2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

                  2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section
2.1. Such secondary committee may


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administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

         ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

                  3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed
(a) 2,000,000 plus (b) the aggregate number of Common Shares remaining available for grants under the Predecessor Plan on the date of the Company's initial public offering plus (c) the additional Common Shares described in Sections 3.2 and 3.3. No additional grants shall be made under the Predecessor Plan after the date of the Company's initial public offering. The limitations of this Section
3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 9.

                  3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 2001, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lowest of (a) 5% of the total number of Common Shares then outstanding, (b) 15,000,000 Common Shares or (c) the number determined by the Board.

                  3.3 ADDITIONAL SHARES. If Options granted under this Plan or the Predecessor Plan are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under this Plan. If Common Shares issued upon the exercise of Options granted under this Plan or the Predecessor Plan are forfeited, then such Common Shares shall again become available for the grant of NSOs and Restricted Shares under this Plan. If Restricted Shares issued under this Plan or the Predecessor Plan are forfeited, then the corresponding Common Shares shall again become available for the grant of NSOs and Restricted Shares under this Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

         ARTICLE 4.  ELIGIBILITY.

                  4.1 NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs and Restricted Shares.

                  4.2 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.


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         ARTICLE 5.  OPTIONS.

                  5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

                  5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 4,000,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 9.

                  5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 50% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

                  5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

                  5.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent. In addition, acceleration of exercisability may be required under Section 9.3.

                  5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall,


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without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

                  5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

         ARTICLE 6.  PAYMENT FOR OPTION SHARES.

                  6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

                           (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this
         Article 6.

                           (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

                  6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

                  6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

                  6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

                  6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the


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Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

                  6.6 OTHER FORMS OF PAYMENT. To the extent that this Section
6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

         ARTICLE 7.  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

                  7.1 INITIAL GRANTS. Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an NSO covering 25,000 Common Shares. Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in equal annual installments over the four-year period commencing on the date of grant. An Outside Director who previously was an Employee shall not receive a grant under this Section 7.1.

                  7.2 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2001 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 6,000 Common Shares, except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant. An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.2.

                  7.3 ACCELERATED EXERCISABILITY. An NSO granted to an Outside Director under this Article 7 may become exercisable on an accelerated basis as follows:

                           (a) The NSO shall become exercisable in full if the Outside Director's service terminates because of his or her death, total and permanent disability or retirement at or after age 65.

                           (b) The NSO shall become exercisable in full if (i) the Company is subject to a Change in Control before the Outside Director's service terminates, (ii) the Company does not continue the NSO and (iii) the surviving corporation or its parent or subsidiary does not assume the NSO or substitute its own option for the NSO.

                           (c) The NSO shall become exercisable in full if (i) the Company is subject to a Change in Control and (ii) the Outside Director's service terminates for any reason at the time of the Change in Control or within 12 months after the Change in Control.

                  7.4 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.


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                  7.5 TERM. All NSOs granted to an Outside Director under this
Article 7 shall terminate on the earlier of (a) the 10th anniversary of the date of grant or (b) the date 12 months after the termination of such Outside Director's service for any reason.

                  7.6 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this
Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

         ARTICLE 8.  RESTRICTED SHARES.

                  8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

                  8.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary) or, for the amount in excess of the par value of such newly issued Restricted Shares, full-recourse promissory notes, as the Committee may determine.

                  8.3 VESTING CONDITIONS. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

                  8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.


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         ARTICLE 9.  PROTECTION AGAINST DILUTION.

                  9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

                           (a) The number of Options and Restricted Shares available for future Awards under Article 3;

                           (b) The limitations set forth in Section 5.2;

                           (c) The number of Common Shares covered by each outstanding Option; or

                           (d) The Exercise Price under each outstanding Option.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                  9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

                  9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

         ARTICLE 10.  DEFERRAL OF DELIVERY OF SHARES.

                  The Committee (in its sole discretion) may permit or require an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when


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they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.

         ARTICLE 11.  AWARDS UNDER OTHER PLANS.

                  The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under Article 3.

         ARTICLE 12.  LIMITATION ON RIGHTS.

                  12.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

                  12.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

                  12.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

         ARTICLE 13.  WITHHOLDING TAXES.

                  13.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the


                                       8
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Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

                  13.2 SHARE WITHHOLDING. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

         ARTICLE 14.  LIMITATION ON PAYMENTS.

                  14.1 SCOPE OF LIMITATION. This Article 14 shall apply to an Award only if:

                           (a) The independent auditors most recently selected by the Board (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 14 than it was before the application of this Article 14; or

                           (b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 14 (regardless of the after-tax value of such Award to the Participant).

If this Article 14 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

                  14.2 BASIC RULE. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

                  14.3 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If


                                       9
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no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

                  14.4 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

                  14.5 RELATED CORPORATIONS. For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

         ARTICLE 15.  FUTURE OF THE PLAN.

                  15.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of the Company's initial public offering. The Plan shall remain in effect until it is terminated under Section 15.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

                  15.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination


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

of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

         ARTICLE 16. DEFINITIONS.

                  16.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

                  16.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

                  16.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

                  16.4 "CAUSE" means (a) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (b) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any State thereof, (c) gross negligence, (d) willful misconduct or (e) a failure to perform assigned duties that continues after the Participant has received written notice of such failure from the Board. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or the Parent, Subsidiary or Affiliate employing the Participant) may consider as grounds for the discharge of the Participant without Cause.

                  16.5 "CHANGE IN CONTROL" means:

                           (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

                           (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                           (c) A change in the composition of the Board, as a result of which less than a majority of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                           (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or
         indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  16.6 "CODE" means the Internal Revenue Code of 1986, as amended.

                  16.7 "COMMITTEE" means a committee of the Board, as described in Article 2.

                  16.8 "COMMON SHARE" means one share of the common stock of the Company.

                  16.9 "COMPANY" means Adexa, Inc., a Delaware corporation.

                  16.10 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

                  16.11 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

                  16.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  16.13 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

                  16.14 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

                  16.15 "INVOLUNTARY TERMINATION" means the termination of the Participant's service by reason of:

                           (a) The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause; or

                           (b) The voluntary resignation of the Participant following (i) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Parent, Subsidiary or Affiliate employing him or her), (ii) a material reduction in his or her base salary or (iii) receipt of notice that his or her principal workplace will be relocated by more than 30 miles.

                  16.16 "ISO" means an incentive stock option described in
section 422(b) of the Code.

                  16.17 "NSO" means a stock option not described in sections 422 or 423 of the Code.

                  16.18 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

                  16.19 "OPTIONEE" means an individual or estate who holds an Option.

                  16.20 "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

                  16.21 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

                  16.22 "PARTICIPANT" means an individual or estate who holds an Award.

                  16.23 "PLAN" means this Adexa, Inc. 2000 Stock Incentive Plan, as amended from time to time.

                  16.24 "PREDECESSOR PLAN" means the Adexa, Inc. 1998 Stock Plan, as amended from time to time.

                  16.25 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

                  16.26 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

                  16.27 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

                  16.28 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         ARTICLE 17.  EXECUTION.

                  To record the adoption of the Plan by the Board on August 24, 2000, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                          ADEXA, INC.



                                          By: /s/ J. Timothy Romer
                                              -------------------------------
                                          Title: Chief Financial Officer
                                                 ----------------------------


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